SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 5, 2003
(Date of earliest event reported)

Commission File No.:  333-104283



                          Morgan Stanley Capital I Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                                    13-3291626
--------------------------------------------------------------------------------
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
     of Incorporation)

1585 Broadway, New York, New York                          10036
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(Address of Principal Executive Office)                  (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)



ITEM 5.  Other Events.

                  Attached as Exhibit 99.1 to this Current Report are certain term sheets and loan summaries (the "Collateral Term Sheets and Loan Summaries") furnished to the Registrant by Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2003-IQ5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-104283) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets and Loan Summaries by reference in the Registration Statement.

                  The Collateral Term Sheets and Loan Summaries were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Loan Summaries.

                  Any statement or information contained in the Collateral Term Sheets and Loan Summaries shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.                                 Description
         -----------                                 -----------

         99.1                         Collateral Term Sheets and Loan Summaries

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By:  /s/  Warren H. Friend
                                          -------------------------
                                          Name:  Warren H. Friend
                                          Title: Vice President


Date:  September 9, 2003

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------


     99.1         Collateral Term Sheets and Loan Summaries              E